BYLAWS

OF

RALCORP HOLDINGS, INC.
(As Amended June 1, 2007)

* * *

ARTICLE I - SHAREHOLDERS

SECTION 1. ANNUAL MEETING:  The annual meeting of shareholders shall be held at the principal office of the Company, or at such other place either within or without the State of Missouri as the Directors may from time to time determine, at 10:00 A.M. on the last Thursday in January in each year, or such other time as may be determined by the Chairman of the Board, or if said day be a legal holiday then on the next succeeding business day, commencing with January 29, 1998, to elect Directors and transact such other business as may properly come before the meeting. At any annual meeting of shareholders only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting by the Board of Directors or by a shareholder of record entitled to vote at such meeting.

SECTION 2. SPECIAL MEETINGS:  Special meetings of the shareholders or of the holders of any special class of stock of the Company, unless otherwise prescribed by statute or by the Restated Articles of Incorporation, may be called only by the affirmative vote of a majority of the entire Board of Directors or by the Chairman of the Board, or the President by request for such a meeting in writing. Such request shall be delivered to the Secretary of the Company and shall state the purpose or purposes of the proposed meeting. Upon such direction or request, subject to any requirements or limitations imposed by the Company's Restated Articles of Incorporation, by these Bylaws, or by law, it shall be the duty of the Secretary to call a special meeting of the shareholders to be held at such time as is specified in the request. Only such business shall be conducted, and only such proposals shall be acted upon, as is specified in the call of any special meeting of shareholders. As used in these Bylaws, the term "entire Board of Directors" means the total number of Directors fixed by, or in accordance with, these Bylaws.

SECTION 3. NOTICE: Written or printed notice of each meeting of shareholders, stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered or given not less than 10 nor more than 70 days before the date of the meeting, either personally or by mail, by or at the direction of the Secretary to each shareholder of record entitled to vote at such meeting. Attendance of a shareholder at any meeting shall constitute a waiver of notice of such meeting except where such shareholder attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Any notice of a shareholders' meeting sent by mail shall be deemed to be delivered when deposited in the United States mail postage thereon prepaid, addressed to the shareholder at such shareholder's address as it appears on the records of the Company.

SECTION 4. ADVANCE NOTICE OF NOMINATIONS AND SHAREHOLDER PROPOSALS: All nominations of individuals for election to the Board of Directors and proposals of business to be considered at any meeting of the shareholders shall be made as set forth in this Section 4 of Article I.

(a) Annual Meeting of Shareholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Company's notice of meeting, (ii) by or at the direction of the Board or (iii) by any shareholder of the Company who was a shareholder of record at the time of giving of notice provided for in this Section 4(a) of Article I, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 4(a) of Article I.

(2) For nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 4 of Article I, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to the Secretary of the Company at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting or not less than 60 days nor more than 90 days prior to January 29, 1998, in the case of the first annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director (a) the name, age, business and residential addresses, and principal occupation or employment of each proposed nominee, (b) the class and number of shares of capital stock of the Company, if any, that are beneficially owned by such nominee on the date of such notice, (c) a description of all arrangements or understanding between the shareholder and each nominee, (d) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (e) the written consent of each proposed nominee to being named as a nominee in the Company's proxy statement and to serve as a director of the Company if so elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Company's books, (y) the class and number of shares of stock of the Company which are owned beneficially and of record by such shareholder, and (z) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to propose such other business. The Company may require any proposed nominee to furnish any information, in addition to that furnished pursuant to clause (i) above, the Company may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company.

(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 4 of Article I to the contrary, in the event that the number of directors to be elected to the Board is increased and a public announcement naming all of the nominees for director or specifying the number of directors to be elected is not made by the Company at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section 4(a) of Article I shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

(b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected (i) pursuant to the Company's notice of meeting, (ii) by or at the discretion of the Board of Directors, or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any shareholder of the Company who is a shareholder of record at the time of giving of notice provided for in this Section 4 of Article I, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 4(b) of Article I. In the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election as a director at such meeting, if the shareholder's notice required by paragraph (a)(2) of this Section 4 of Article I shall be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. No other proposal by a shareholder may be considered at a special meeting of the shareholders.

(c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 4 of Article I shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 4 of Article I. The Board of Directors may reject any nomination or shareholder proposal submitted for consideration at the annual meeting which is not made in accordance with the terms of this Section 4 of Article I or which is not a proper subject for shareholder action in accordance with provisions of applicable law. Alternatively, if the Board of Directors fails to consider the validity of any nomination or shareholder proposal, the presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 4 of Article I, and if any proposed nomination or business is not in compliance with this Section 4 of Article I, to declare that such defective nomination or proposal be disregarded. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at the meeting unless stated, filed and received as herein provided.

(2) For purposes of this Section 4 of Article I, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Section 4 of Article I, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 4 of Article I. Nothing in this Section 4 of Article I shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

SECTION 5. QUORUM: At any meeting of shareholders, a majority of the outstanding shares entitled to vote thereat, and present in person or represented by proxy, shall constitute a quorum for all purposes; provided, that in no event shall a quorum consist of less than a majority of the outstanding shares entitled to vote, but less than such quorum shall have the right successively to adjourn the meeting to a specified date not more than 90 days after such adjournment, and no notice need be given of such adjournment to shareholders not present at such meeting.

SECTION 6. VOTING: On all matters to be voted on by holders of voting stock of the Company, each outstanding share of voting stock of the Company shall have one vote. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting shall be the act of the shareholders unless the vote of a greater number of shares is required by the Company's Restated Articles of Incorporation, by these Bylaws or by law. No person shall be admitted to vote on any shares belonging or hypothecated to the Company. A shareholder may vote either in person or by proxy. The following shall constitute valid means by which a shareholder may authorize a person to act for the shareholder as a proxy:

(a) A shareholder or the shareholder’s duly authorized attorney-in-fact may execute a writing authorizing another person to act for the shareholder as proxy. Execution may be accomplished by the shareholder or duly authorized attorney-in-fact signing such writing or causing the shareholder’s signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature; or

(b) A shareholder may authorize another person to act for the shareholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, facsimile or other means of electronic transmission, or by telephone, to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram, facsimile or other means of electronic transmission, or telephonic transmission shall either set forth or be submitted with information from which it can be determined that the telegram, cablegram, facsimile or other electronic transmission, or telephonic transmission was authorized by the shareholder. If it is determined that such telegrams, cablegrams, facsimiles or other electronic transmissions, or telephonic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making such determination shall specify the information upon which they relied. Electronic transmission shall mean any process of communication not directly involving the physical transfer of paper that is suitable for the retention, retrieval, and reproduction of information by the recipient.

SECTION 7. ACTION BY CONSENT: Unless otherwise prescribed by the Company's Restated Articles of Incorporation, any action required or permitted to be taken by the shareholders of the Company may, if otherwise allowed by law, be taken without a meeting of shareholders only if consents in writing, setting forth the action so taken, are signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

SECTION 8. ORGANIZATION: (a) Each meeting of shareholders shall be convened by the President, Secretary or other officer or person calling the meeting by notice given in accordance with these Bylaws. The Chairman of the Board, or any person appointed by the Chairman of the Board prior to any meeting of shareholders, shall act as Chairman of each meeting of shareholders. In the absence of the Chairman of the Board, or a person appointed by the Chairman of the Board to act as Chairman of the meeting, the shareholders present at the meeting shall designate a shareholder present to act as Chairman of the meeting. The Secretary of the Company, or a person designated by the Chairman shall act as Secretary of each meeting of shareholders. Whenever the Secretary shall act as Chairman of the meeting, or shall be absent, the Chairman of the meeting shall appoint a shareholder present to act as Secretary of the meeting.

(b) The Board shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem appropriate. Subject to such rules and regulations of the Board, if any, the person presiding over the meeting shall have the right and authority to convene and adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the person presiding over the meeting, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to shareholders of record of the Company and their duly authorized and constituted proxies and such other persons as the person presiding over the meeting shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the voting or balloting, as applicable, including, without limitation, matters which are to be voted on by ballot, if any. The person presiding over the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if the person presiding over the meeting should so determine and declare, any such matter or business shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE II - BOARD OF DIRECTORS

SECTION 1. ELECTION; TENURE; QUALIFICATIONS: (a) The initial Board of Directors of the Company shall consist of three Directors. Thereafter, the Board of Directors shall consist of not less than five nor more than twelve members, such Directors to be classified in respect of the time for which they shall severally hold office by dividing them into three classes of approximately equal size, and the number of Directors shall be fixed by a resolution of the Board of Directors adopted from time to time; and provided, that any change in the number of Directors shall be reported to the Secretary of State of Missouri within 30 calendar days of such change.

(b) In the event of any increase or decrease in the number of Directors, the number of Directors assigned to each class shall be adjusted as may be necessary so that all classes shall be as nearly equal in number as reasonably possible, except that one class may be one greater or one less in number than the other two classes. No reduction in the number of Directors shall affect the term of office of any incumbent Director. Subject to the foregoing, the Board of Directors shall determine the class or classes to which any Director shall be assigned and the class or classes which shall be increased or decreased in the event of any increase or decrease in the number of Directors.

(c) With respect to the members of the Board of Directors in office on January 31, 1997, the first class of Directors shall hold office until the first annual meeting of shareholders, the second class of Directors shall hold office until the second annual meeting of shareholders, and the third class of Directors shall hold office until the third annual meeting of shareholders. Thereafter, Directors shall be elected to hold office for a term of three years, and at each annual meeting of shareholders the successors to the class of Directors whose term shall then expire shall be elected for a term expiring at the third succeeding annual meeting after that election.

SECTION 2. POWERS: The Board of Directors shall have power to manage and control the property and affairs of the Company, and to do all such lawful acts and things which, in their absolute judgment and discretion, they may deem necessary and appropriate for the expedient conduct and furtherance of the Company's business.

SECTION 3. CHAIRMAN: The Directors shall elect one of their number to be Chairman of the Board. The Chairman shall preside at all meetings of the Board, unless absent from such meeting, in which case, if there is a quorum, the Directors present may elect another Director to preside at such meeting.

SECTION 4. MEETINGS: (a) Regular meetings of the Board shall be held on such days and at such times and places either within or without the State of Missouri as shall from time to time be fixed by the Board of Directors. Notice of such regular meetings need not be given. Special meetings of the Board may be held at any day, time and place, within or without the State of Missouri, upon the call of the Chairman of the Board, President or Secretary of the Company, by oral, written, telefax or telegraphic notice duly given, sent or mailed to each Director, at such Director's last known address, not less than twenty-four hours before such meeting; provided, however, that any Director may, at any time, in writing or by telegram, waive notice of any meeting at which he or she may not be or may not have been present. Attendance of a Director at any meeting shall constitute a waiver of notice of the meeting except where a Director attends a meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Rules of procedure for the conduct of such meetings may be adopted by resolution of the Board of Directors.

(b) Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and participation in a meeting in this manner shall constitute presence in person at the meeting.

SECTION 5. ACTION BY CONSENT: Any action which is required to be or may be taken at a meeting of the Directors may be taken without a meeting if consents in writing, setting forth the action so taken, are signed by all the Directors.

SECTION 6. QUORUM: A majority of the entire Board of Directors shall constitute a quorum at all meetings of the Board, and the act of the majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number of Directors is required by the Company's Restated Articles of Incorporation, these Bylaws or by law. At any meeting of Directors, whether or not a quorum is present, the Directors present thereat may adjourn the same from time to time without notice other than announcement at the meeting.

SECTION 7. RESIGNATION OF DIRECTORS:  Any Director of the Company may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman of the Board, the President, or the Secretary of the Company. Any such resignation shall take effect at the time specified therein or, if no time is specified, upon receipt thereof by the Board of Directors or one of the above-named officers of the Company; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 8. VACANCIES: Vacancies on the Board of Directors and newly created directorships resulting from any increase in the number of Directors to constitute the Board of Directors may be filled only by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, until the next election of Directors by the shareholders of the Company.

SECTION 9. COMPENSATION OF DIRECTORS: The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, fix the terms and amount of compensation payable to any person for his or her services as Director, if he or she is not otherwise compensated for services rendered as an officer or employee of the Company; provided, however, that any Director may be reimbursed for reasonable and necessary expenses of attending meetings of the Board of Directors, or otherwise incurred for any Company purpose; and provided, further, that members of any special or standing committee of Directors may also be allowed compensation and expenses similarly incurred. Nothing herein contained shall be construed to preclude any Director from serving the Company in any other capacity and receiving compensation therefor.

SECTION 10. COMMITTEES OF THE BOARD OF DIRECTORS: The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate two or more Directors to constitute an Executive Committee of the Board of Directors which shall have and exercise all of the authority of the Board of Directors in the management of the Company, in the intervals between meetings of the Board of Directors. In addition, the Board of Directors may appoint any other committee or committees, with such members, functions, and powers as the Board of Directors may designate. The Board of Directors shall have the power at any time to fill vacancies in, to change the size or membership of, or to dissolve, any one or more of such committees. Each such committee shall have such name as may be determined by the Board of Directors, and shall keep regular minutes of its proceedings and report the same to the Board of Directors for approval as required. At all meetings of a committee, a majority of the committee members then in office shall constitute a quorum for the purpose of transacting business, and the acts of a majority of the committee members present at any meeting at which there is a quorum shall be the acts of the committee. A Director who may be disqualified, by reason of personal interest, from voting on any particular matter before a meeting of a committee may nevertheless be counted for the purpose of constituting a quorum of the committee. Any action which is required to be or may be taken at a meeting of a committee of Directors may be taken without a meeting if consents in writing, setting forth the action so taken, are signed by all the members of the committee.

SECTION 11.       QUALIFICATIONS: No person shall be eligible for election as a Director under Section 1 of this Article II if such person would be over the age of 72 on the commencement of the term for which such person is to be elected or appointed unless the person is nominated or appointed by the unanimous vote of all Directors then in office. No person shall be qualified to be elected and to hold office as a Director if such person is determined by a majority of the Board of Directors to have acted in a manner contrary to the best interest of the Company, including, but not limited to, the violation of any Federal or state law, or breach of any agreement between that Director and the Company relating to his or her services as a Director, employee or agent of the Company. A Director need not be a shareholder.

ARTICLE III - OFFICERS

SECTION 1. OFFICERS; ELECTION: The officers of the Company shall be a President, and a Secretary, and may be, as the Board may from time to time designate, one or more Chief Executive Officers, one or more Vice Chairmen of the Board, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Group Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, a General Counsel, a Treasurer, a Controller, and one or more Assistant Secretaries, Assistant Treasurers, and Assistant Controllers. All officers of the Company shall be elected by the Board of Directors, except that Assistant Secretaries, Assistant Treasurers and Assistant Controllers may be appointed by the Chairman of the Board. Any two or more offices may be held by the same person except the offices of Chairman of the Board and Secretary.

SECTION 2. TERMS; COMPENSATION: All officers of the Company shall hold their respective offices until the first meeting of the Board of Directors after the next succeeding election of the Board of Directors and until their successors shall have been duly elected and qualified, or until their earlier death, resignation or removal. The compensation each officer is to receive from the Company shall be determined in such manner as the Board of Directors shall from time to time prescribe.

SECTION 3. POWERS; DUTIES: Each officer of the Company shall have such powers and duties as may be prescribed by resolution of the Board of Directors or as may be assigned by the Board of Directors or a Chief Executive Officer of the Company.

SECTION 4. REMOVAL: Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors, with or without cause, whenever in its judgment the best interest of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the officer so removed. The Chairman of the Board may suspend any officer until the Board of directors shall next convene. Any vacancy occurring in any office of the Company shall be filled by the Board of Directors.

ARTICLE IV - CAPITAL STOCK

SECTION 1. STOCK CERTIFICATES AND UNCERTIFICATED SHARES: (a) The shares of the Company shall be represented by certificates, provided, however, that the Board may provide by resolution that some or all of any classes or series of the Company’s stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company.  Notwithstanding the foregoing, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to have a certificate, in any form approved by the Board, signed by the Chairman of the Board or the President or a Vice President of the Company and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Company, and shall bear the corporate seal of the Company. If the certificate is countersigned by a transfer agent or registrar other than the Company or its employee, any other signature and the corporate seal appearing on certificates of stock may be facsimile, engraved or printed. In case any such officer, transfer agent or registrar who has signed or whose facsimile signature appears on any such certificate shall have ceased to be such officer, transfer agent or registrar before the certificate is issued, such certificate may nevertheless be issued by the Company with the same effect as if such officer, transfer agent or registrar had not ceased to be such officer, transfer agent or registrar at the date of its issue.  Every holder of uncertificated shares shall be entitled to receive a statement of holdings as evidence of share ownership.

(b) The Company shall not issue a fraction of a share or a certificate for a fractional share; however, the Board of Directors may issue, in lieu of any fractional share, scrip or other evidence of ownership upon such terms and conditions as it may deem advisable.

(c) All certificates of stock of each class and series shall be numbered appropriately.

SECTION 2. RECORD OWNERSHIP: The Company shall maintain a record of the name and address of the holder of each share of stock, the number of shares represented thereby, and the date of issue and the number thereof. The Company shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, and accordingly it will not be bound to recognize any legal, equitable or other claim of interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Missouri.

SECTION 3. TRANSFERS: Transfers of shares of stock shall be made on the books of the Company only by direction of the holder thereof in person or by his or her duly authorized attorney or legal representative.  Upon transfer of certificated shares, the old certificates shall be surrendered to the Company by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other persons as the Board may designate, by whom they shall be cancelled and new certificates shall thereupon be issued.  In the case of uncertificated shares, transfer shall be made only upon receipt of transfer documentation reasonably acceptable to the Company.

SECTION 4. TRANSFER AGENTS; REGISTRARS: The Board of Directors shall, by resolution, from time to time appoint one or more Transfer Agents, that may be officers or employees of the Company, to make transfers of shares of stock of the Company, and one or more Registrars to register shares of stock issued by or on behalf of the Company. The Board of Directors may adopt such rules as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Company.

SECTION 5. LOST CERTIFICATES: The Company may issue a new certificate in place of any certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed and the Board of Directors may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the Company a bond in a sum and in a form approved by the Board of Directors, and with a surety or sureties which the Board of Directors finds satisfactory, to indemnify the Company and its transfer agents and registrars, if any, against any claim or liability that may be asserted against or incurred by it or any transfer agent or registrar on account of the alleged loss, theft or destruction of any certificate or the issuance of any new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so. The Board of Directors may delegate to any officer or officers of the Company any of the powers and authorities contained in this section.

SECTION 6. TRANSFER BOOKS; RECORD DATES: The Board of Directors shall have power to close the stock transfer books of the Company as permitted by law; provided, however, that in lieu of closing the said books, the Board of Directors may fix in advance a date, not exceeding seventy days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares, and in such case such shareholders and only such shareholders as shall be shareholders of record on the date of closing the transfer books or on the record date so fixed shall be entitled to notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares after such date of closing of the transfer books or such record date fixed as aforesaid. If the Board of Directors does not close the transfer books or set a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders, only the shareholders who are shareholders of record at the close of business on the twentieth day preceding the date of the meeting shall be entitled to notice of and to vote at the meeting and upon any adjournment of the meeting, except that if prior to the meeting written waivers of notice of the meeting are signed and delivered to the Company by all of the shareholders of record at the time the meeting is convened, only the shareholders who are shareholders of record at the time the meeting is convened shall be entitled to vote at the meeting and any adjournment of the meeting.

ARTICLE V - SEAL, BOOKS, FISCAL YEAR

SECTION 1. SEAL: The corporate seal of the Company shall be a circular seal; the words "RALCORP HOLDINGS, INC., ST. LOUIS, MO." shall be embossed in the outer margin; and the words "SEAL 1996" shall be embossed in the central circular field; an impression of the same is set forth hereon.

SECTION 2. PLACE FOR KEEPING BOOKS AND SEAL: The books of the Company, and its corporate minutes and corporate seal, shall be kept in the custody of the Secretary at the principal office of the Company, or at such other place or places and in the custody of such other person or persons as the Board of Directors may from time to time determine.

SECTION 3. FISCAL YEAR: The fiscal year of the Company shall commence with the first day of October in each year.